UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 31, 2003

                         LEHMAN BROTHERS HOLDINGS INC.
                ----------------------------------------------

            (Exact name of registrant as specified in its charter)


   Delaware                         1-9466                    13-3216325
---------------                  -----------              ------------------
(State or other                  (Commission               (I.R.S. Employer
Jurisdiction of                  File Number)             Identification No.)
 Incorporation)

745 Seventh Avenue, New York, NY                                 10019
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (212) 526-7000


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ITEM 5.  Other Events.

         On October 31, 2003, Lehman Brothers Holdings Inc. announced the completion of its acquisition of Neuberger Berman Inc., a Delaware corporation ("Old Neuberger"). Old Neuberger was merged with and into Ruby Acquisition Company (renamed Neuberger Berman Inc.), a Delaware corporation and a direct wholly owned subsidiary of Lehman Brothers ("New Neuberger"), pursuant to the Agreement and Plan of Merger, dated as of July 21, 2003, as amended by the First Amendment to Agreement and Plan of Merger, dated as of September 22, 2003, among Lehman Brothers, New Neuberger, and Old Neuberger (as amended, the "Merger Agreement"). Pursuant to the Merger Agreement, each share of issued and outstanding Old Neuberger common stock was converted into the right to receive (a) $9.49 in cash, plus (b) 0.4741 of a share of Lehman Brothers common stock, and cash in lieu of any fractional shares. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         In connection with the acquisition, Lehman Brothers, Old Neuberger and certain stockholders of Old Neuberger entered into an Amended and Restated Stockholders Agreement, dated as of October 31, 2003 (the "Amended Stockholders Agreement"), pursuant to which, among other things, the individuals and entities party thereto have agreed to certain restrictions on their ability to transfer certain of the Lehman Brothers common stock they received in the Merger. A copy of the Amended Stockholders Agreement is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a) Not Applicable.

         (b) Not Applicable.

         (c) Exhibits.

         The exhibits listed below and in the accompanying Exhibits Index are filed as part of this Current Report on Form 8-K.

EXHIBIT NO.    DESCRIPTION

4.1 Amended and Restated Stockholders Agreement, dated as of October 31, 2003, by and among Lehman Brothers Holdings Inc., Neuberger Berman Inc., and the former stockholders of Neuberger Berman Inc. signatory thereto

99.1           Press Release, dated October 31, 2003, of Lehman Brothers
               Holdings Inc.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LEHMAN BROTHERS HOLDINGS INC.


                                      By: /s/ Oliver Budde
                                          ------------------------------------
                                          Name:  Oliver Budde
                                          Title: Vice President


Date:  October 31, 2003


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                                 EXHIBIT INDEX

Exhibit No.    Description

4.1 Amended and Restated Stockholders Agreement, dated as of October 31, 2003, by and among Lehman Brothers Holdings Inc., Neuberger Berman Inc., and the former stockholders of Neuberger Berman Inc. signatory thereto

99.1           Press Release, dated October 31, 2003, of Lehman Brothers
               Holdings Inc.